UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2004

Commission File Number: 0-14820

IMMUCOR, INC.
(Exact name of registrant as specified in its charter)

                      Georgia                                                                                       22-2408354
(State or other jurisdiction of incorporation or organization)            (I.R.S. Employer Identification No.)

3130 Gateway Drive       P.O. Box 5625       Norcross, Georgia 30091-5625
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code, is (770) 441-2051

Not applicable

(Former name, former address and formal fiscal year,
if changed since last report)

Item 12. Results of Operations and Financial Condition

        Immucor, Inc. (the “Company”) issued a press release on March 25, 2004 announcing the Company’s earnings and certain other results of operations for the fiscal third quarter ended Febrary 29, 2004 and discussed the Company’s outlook for fiscal years 2004 and 2005. This press release is furnished with this Current Report as Exhibit 99.1. Edward Gallup, the Company's Chief Executive Officer, Nino De Chirico, the Company's Chief Operating Officer, and Steven Ramsey, the Company's Chief Financial Officer, hosted a conference call on March 25, 2004 to review the contents of the press release and to answer questions from investors. A transcript of this conference call is furnished with this Current Report as Exhibit 99.2.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

       EXHIBIT NO.          DESCRIPTION

       99.1                            Press Release dated March 25, 2004.

       99.2                            Transcript of Conference Call held on March 25, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMMUCOR, INC.

Date:   March 25, 2004                                                               By: /s/ Steven C. Ramsey
                                                                                                            Steven C. Ramsey
                                                                                                            Chief Financial Officer

EXHIBIT INDEX

       EXHIBIT NO.          DESCRIPTION

       99.1                            Press Release dated March 25, 2004.
       99.2                            Transcript of Conference Call held on March 24, 2004.